UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report                     June 16, 2003

         Date of earliest event reported    June 9, 2003


                                THE BEARD COMPANY
             (Exact name of registrant as specified in its charter)

           Oklahoma                       0-12396               73-0970298
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                            Identification Number)


Enterprise Plaza
5600 N. May Avenue
Suite 320
Oklahoma City, Oklahoma                                          73112
(Address of principal executive offices)                       (Zip Code)

                                       N/A
          (Former name or former address, if changed since last report)

                                THE BEARD COMPANY

                                    FORM 8-K


Item 5. Other Events and Regulation FD Disclosure.

     Complete details concerning the matter which Registrant has elected to disclose are set forth in the News Release attached as Exhibit 99 hereto, which is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (c) The following exhibits are filed with this Form 8-K and are identified by the numbers indicated:

     Exhibit
       No.                Description
       ---                -----------

       99         Press Release dated June 9, 2003

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                THE BEARD COMPANY

                                HERB MEE, JR.
                                Herb Mee, Jr., President

Date:  June 16, 2003

                               INDEX TO EXHIBITS

Exhibit No.           Description                  Method of Filing
-----------           -----------                  ----------------

99         Press Release dated June 9, 2003     Filed herewith electronically